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                                                            Exhibit 10 (WW)

                          SIXTEENTH AMENDMENT AGREEMENT


     SIXTEENTH AMENDMENT AGREEMENT dated as of December 30, 1993 (this "Amendment"), by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON and BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent and of certain of the other Loan Documents (as defined in the Loan Agreement). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, the Company, the Agent and the Banks wish to amend the terms of the Loan Agreement, upon the terms and subject to the conditions herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby amended by deleting, from the definition of "Conversion Date", the date "December 31, 1993" and inserting in lieu thereof the date "January 31, 1994".

     SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of December 30, 1993 (the "Effective Date") upon the receipt by the Agent of facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Company, the Sterling Subsidiaries, the Agent and the Banks.

     SECTION 3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Company hereby represents and warrants to each of the Agent and the Banks as follows:

     (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and

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                                       -2-



at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

     (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in SECTION 2 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, and in the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiaries in accordance with their respective terms.

     SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of SECTION 23 of the Loan Agreement.

     SECTION 5. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                    THE FIRST NATIONAL BANK OF BOSTON,
                    Individually and as Agent


                    By:_____________________________________
                       Title:

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                                       -3-


                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                    By:_____________________________________
                       Michael Silverman
                       Vice President


                    STERLING SOFTWARE, INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Vice President,
                       Treasurer



Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended.


                    STERLING SOFTWARE (MIDWEST), INC.
                    (formerly Creative Data Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (NORTHERN AMERICA), INC.
                    (formerly Directions, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

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                                       -4-


                    STERLING SOFTWARE (UNITED STATES), INC.
                    (formerly Zanthe, Inc. Dylakor, Inc. and
                    Answer Systems, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (AMERICA), INC.
                    (formerly Ordernet Services, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING CHECK LIQUIDATION, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer


                    STERLING SOFTWARE (U.S.A.), INC.
                    (formerly Systems Software Marketing,
                    Inc. and Software Laboratories, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING DISTRIBUTION SERVICES,
                       INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

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                                       -5-



                    STERLING SOFTWARE (US), INC.
                    (formerly known as Sterling Federal Systems, Inc. and Sterling IMD, Inc.)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    SYSTEMS CENTER, INC.
                    (formerly Sterling Software, Inc.,
                    a Wyoming corporation)


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE LEASING COMPANY


                    By:____________________________
                       Vicki L. Hill
                       President


                    STERLING SOFTWARE
                      INTERNATIONAL, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING ZEROONE, INC.


                    By:____________________________
                       Vicki L. Hill
                       Assistant Treasurer

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                                       -6-



                    ZEROONE SYSTEMS, INC.


                    By:____________________________
                       Vicki L. Hill
                       Treasurer

                    STERLING SOFTWARE (UNITED STATES
                       OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (NORTH AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer


                    STERLING SOFTWARE (U.S. OF AMERICA), INC.


                    By:_____________________________________
                       Vicki L. Hill
                       Assistant Treasurer